FINANCIAL ASSETS AND FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL ASSETS AND FINANCIAL LIABILITIES	FINANCIAL ASSETS AND FINANCIAL LIABILITIES
11(a)    Other financial assets and liabilities

	As of December 31,
	2025	2024
	US$’000	US$’000
Financial assets at fair value through other comprehensive income
Equity instrument (Note 11(d))	4,161	3,069
	4,161	3,069
Financial assets at fair value through profit or loss
Foreign exchange forward contracts (Note 11(c))	61	—
	61	—
(i)Financial assets and liabilities at fair value through profit or loss
Financial assets and liabilities at fair value through profit or loss reflect the changes in fair value of those foreign exchange forward contracts that are not designated in hedge relationships, but are intended to reduce the level of foreign currency risk for expected sales and purchase transactions.
(ii)Financial assets at fair value through other comprehensive income - unquoted equity instrument
Our Company holds unquoted equity instruments in Thai Metal Processing Co., Ltd., which is engaged in the fabrication of copper rods, and Leijyu Co., Ltd., which is engaged in the development of a renewable energy power generation system. These equity investments are strategically held for long-term purposes and are not expected to be sold in the short to medium term.
During the years ended December 31, 2025, 2024, and 2023, our Company received dividends of $103, $96, and $97, respectively, from investments held at the end of the reporting period. These dividends were recorded in other income (Note 7(f)) in the consolidated income statements.
11(b)    Interest-bearing loans and borrowings
Under the line of credit arrangements for short-term debt with our Company’s banks, our Company may borrow up to approximately $311,889 and $273,501 as of December 31, 2025 and 2024, respectively, on such terms as our Company and the banks may mutually agree. These arrangements do not have termination dates but are reviewed annually for renewal. As of December 31, 2025 and 2024, the unused portion of the credit lines was approximately $193,231 and $192,658, respectively, which included unused letters of credit amounting to $82,705 and $88,880, respectively.
Letters of credit are issued by our Company in the ordinary course of business through major financial institutions as required by certain vendor contracts. As of December 31, 2025 and 2024, our Company had open letters of credit amounting to $38,895 and $24,975, respectively. Liabilities relating to the open letters of credit are included in current liabilities.
Certain of our loan agreements contain covenants that, if violated, could result in the obligations under these agreements becoming due prior to their scheduled maturity dates. An operating subsidiary renewed the financing facility in November 2023 with a maturity date of September 30, 2027. However, the facility agreement includes a review clause that allows the bank to review the facility at any time during the term and to change its terms and conditions. Despite the repayment date being set for September 2027, this review clause means that out Company does not have an unconditional right to defer settlement for 12 months, since the bank retains the right to trigger a review event at any time. Consequently, the balance of $2,904 was reclassified as current rather than non-current as of December 31, 2025. Our Company was in compliance with these covenants requirements as of December 31, 2025 and 2024.
The following chart of interest-bearing loans and borrowings includes current and non-current loans, of which the current portion was $41,828 and $24,098 as of December 31, 2025 and 2024, respectively.

	As of December 31,
	2025				2024
	Interest rate	Maturity	Local currency		Interest rate	Maturity	Local currency
	%		‘000	US$’000	%		‘000	US$’000
Interest-bearing loans and borrowings
Bank loans	5.60	Sep. 2027	AUD$4,344	2,904	6.36	Sep. 2027	AUD$4,693	2,918
Bank loans	3.06	Mar. 2026	SGD$5,000	3,890	4.83	May 2025	SGD$6,000	4,416
Bank loans	4.76	Mar. 2027	THB$166,010	5,292	4.76	Mar. 2027	THB$266,010	7,807
Trust receipt	1.75 ~ 3.05	Jun. 2026	THB$948,934	30,252	2.93 ~ 5.93	May 2025	THB$348,923	10,241
Trust receipt	—	—	—	—	4.96 ~5.36	Mar. 2025	SGD$4,875	3,588
Total				42,338				28,970
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(b)    Interest-bearing loans and borrowings (continued)
In addition, our Company has entered into supplier finance arrangements with certain financial institutions.
Under these arrangements, financial institutions settle amounts owed to suppliers on behalf of our Company, and our Company repays the financial institutions at a later date. As a result, our Company obtains payment terms that differ from those of original trade payables. These arrangements do not change the nature of the underlying trade payables, except for the modification of payment terms.
The payment terms under these arrangements vary by subsidiary and supplier, ranging from immediate settlement under L/C at sight to periodic settlements and other short-term arrangements, including payments made shortly before delivery or after shipment.
As of December 31, 2025 and 2024, the outstanding balances under these arrangements amounted to $30,252 and $10,241, respectively, which are included in interest-bearing loans and borrowings.
Further information on these arrangements is provided below:

	2025	2024
Range of payment due dates
Liabilities under supplier finance arrangement	L/C at sight	L/C at sight
Comparable trade payables that are not part of the supplier finance arrangement (same line of business)	90-180days	90-180 days

	2025	2024
	US$'000	US$'000
Carrying amount of liabilities under supplier finance arrangement
Liabilities under supplier finance arrangement	30,252	10,241
of which the supplier has received payment from the finance provider	30,252	10,241
There were no material business combinations or foreign exchange differences that would affect the liabilities under the supplier finance arrangement in either period.
The carrying amounts of liabilities under the supplier finance arrangement are considered to be reasonable approximations of their fair values, due to their short-term nature.
11(c)    Hedging activities and derivatives
(i)Commodity price risk
Our Company purchases copper on an ongoing basis as its operating activities require a continuous supply of copper for manufacturing products. To reduce the exposures to copper shortage, our Company enters into purchase contracts with commitment of monthly minimum purchase at market prices for selected operating units. The majority of these transactions take the form of contracts that are entered into and continue to be held for the purpose of receipt or delivery of the copper based on our Company’s expected purchase, sale or usage requirements. Such purchase commitment contracts are not deemed financial instruments or derivatives. To date, these contract positions have not had a material effect on our Company’s financial position, results of operations, and cash flow.
(ii)Foreign currency risk
Our Company enters into foreign exchange forward contracts with the intention to reduce the foreign exchange risk of expected sales and purchase transactions. These contracts are entered into the periods consistent with foreign currency exposure of the underlying transaction, generally from one to 12 months. These contracts are not designated in hedge relationships, and are measured at fair value through profit or loss.
As of December 31, 2025 and 2024, our Company had outstanding forward contracts with notional amounts of $9.3 million and $2.9 million, respectively. The outstanding forward contracts at December 31, 2025 mature between February 4, 2026 and July 6, 2026, respectively. Our Company recognized gain (loss) on forward contracts as other income (expenses) – refer to Note 7(f).
The forward contract balance varies with the expected foreign currency transactions and changes in foreign exchange rate.

	2025		2024
	Assets	Liabilities	Assets	Liabilities
	US$’000	US$’000	US$’000	US$’000
Foreign currency forward contracts
Fair value	61	—	—	21
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values
Set out below is a comparison of the carrying amounts and fair value of our Company’s financial instruments that are carried in the financial statements:

	Carrying amount		Fair value
	As of December 31,		As of December 31,
	2025	2024	2025	2024
	US$’000	US$’000	US$’000	US$’000
Financial assets - current
Financial assets at fair value through profit	61	—	61	—
Financial assets at amortized cost
Cash and cash equivalents	33,163	34,035	33,163	34,035
Trade receivables	103,535	102,789	103,535	102,789
Other receivables	936	1,257	936	1,257
Due from related parties	3,905	607	3,905	607
Financial assets - non-current
Financial assets at fair value through other comprehensive income	4,161	3,069	4,161	3,069
Financial assets at amortized cost
Long-term bank deposits*	1,272	1,259	1,272	1,259
Total	147,033	143,016	147,033	143,016

Financial liabilities - current
Liabilities at amortized cost
Interest-bearing loans and borrowings	41,828	24,098	41,828	24,098
Trade and other payables	58,184	57,220	58,184	57,220
Due to related parties	9,590	9,715	9,590	9,715
Accruals	11,079	8,246	11,079	8,246
Financial liabilities - non-current
Liabilities at amortized cost
Interest-bearing loans and borrowings	510	4,872	510	4,872
Total	121,191	104,151	121,191	104,151
*included in other non-current assets
(i)Methods and assumptions used to estimate fair value
The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The following methods and assumptions were used to estimate the fair values:
▶Due to the short-term nature of financial assets and liabilities, including cash and cash equivalents, trade receivables, other receivables, due from related parties, trade and other payables, due to related parties, and accruals, their carrying amounts are considered to approximate their fair value.
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values (continued)
(i)Methods and assumptions used to estimate fair value (continued)
▶Fixed-rate and variable-rate receivables are evaluated by our Company based on parameters such as interest rates, specific country risk factors, individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances were provided to account for the expected losses of these receivables. As of December 31, 2025 and 2024, the carrying amounts of such receivables, net of allowances, were not materially different from their calculated fair values.
▶Fixed rate long-term bank deposits and fixed rate and variable-rate borrowings are evaluated using discounted cash flows and the market rates or current rates for deposits of similar remaining maturities.
▶Fair value of financial assets (liabilities) at fair value through profit or loss - derivatives is derived from inputs other than quoted prices that are observable for the asset or liability.
▶Fair value of interest-bearing borrowings and loans are determined by using discounted cash flow method with discount rate that reflects the issuer’s borrowing rate as of the end of the reporting period. The non-performance risk as of December 31, 2025 was assessed to be insignificant.
(ii)Description of significant unobservable inputs to valuation

	Valuation technique	Significant unobservable inputs	Liquidity discount (2025 and 2024)	Sensitivity of the input to fair value
				2025	2024
Financial asset
Unquoted equity instrument	Market Approach Method	Liquidity Discount	30%	5% decrease in the discount would increase in fair value by $261	5% decrease in the discount would increase in fair value by $185
Our Company estimates the fair value of investment in equity instrument by using the market approach (market comparatives approach). The key in this method is the selection of quoted comparable companies and accommodate adjustments to bring the accounts of different companies into a broadly consistent framework for analysis. Then, select appropriate Indicators of Value. The followings should be taken into account:
▶Enterprise Value (EV) versus Market Capitalization;
▶Earnings-based: EBITDA +/or EBIT versus Net Earnings +/or Net Cash Flow
▶Balance Sheet based: Net Total Assets versus Shareholders Funds
Discount for the lack of liquidity to reflect the lesser liquidity of this equity instrument compared with those of its comparable public company peers. Our Company assessed the discount for the lack of liquidity to be 30 percent on the basis of relevant studies applicable in the region and industry as well as on the specific facts and circumstances of the equity instrument. The equity instrument’s finance performance is characterized by stable, consistent growth and profitability. Our Company believes the liquidity discount of 30% would be appropriate.
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values (continued)
(ii)Description of significant unobservable inputs to valuation (continued)
Our Company carries the equity instrument as financial assets at fair value through other comprehensive income classified as level 3 in the fair value hierarchy. A reconciliation of the beginning and closing balances is summarized below:

	2025	2024
	US$’000	US$’000
At January 1	3,069	2,902
Acquisitions	—	252
Recognized in other comprehensive income/(loss)	1,014	(67)
Exchange difference on translation	78	(18)
At December 31	4,161	3,069